UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 25, 2010

XODTEC GROUP USA, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-148005	20-8009362
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2F, No. 139, Jian 1st Rd.
Jhonghe City. Taipei County 235
Taiwan, Republic of China

  (Address of Principal Executive Offices)

(886) 02-2228-6276

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930 – 9725
E-mail: alevitsky@srff.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On February 25, 2010, the board of directors of Xodtec Group USA, Inc. (the “Company”) dismissed Brock, Schechter & Polakoff, LLP (“BSP”), as its registered independent accounting firm, and selected Simon & Edward, LLP (“Simon & Edward”) to serve as the Company’s independent registered accounting firm for the year ending February 28, 2010.

BSP audited the financial statements of the Company’s subsidiaries, UP-Tech Technology Co., Ltd. and Targetek Technology Co., Ltd. for the years ended December 31, 2008 and 2007 and the financial statements of our subsidiary Xodtec Technology, Inc. for the year ended December 31, 2008.  During the Company’s two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements with BSP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BSP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

During the two most recent fiscal years and through the date of our engagement with Simon & Edward, we did not consult with Simon & Edward regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Prior to engaging Simon & Edward, Simon & Edward did not provide our company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change our independent registered public accounting firm.

Item 7.01 Regulation FD Disclosure.

On February 25, 2010, the Company issued a press release to announce its appointment of Simon & Edward. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibits
16.1	Letter from Brock, Schechter & Polakoff, LLP.
99.1	Press Release, dated February 25, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2010	Xodtec Group USA, Inc.

By:	/s/ Yao-Ting Su
Yao-Ting Su
Chief Executive Officer

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